Supplement dated November 1, 2006 to
Mosaic Tax-Free Trust Prospectus dated February 1, 2006

Mosaic Tax-Free Trust today changed its name to Madison Mosaic Tax-Free Trust in order to more clearly identify the Trust's investment advisor, Madison Investment Advisors, Inc.

Supplement dated November 1, 2006 to
Mosaic Tax-Free Trust Statement of Additional Information dated February 1, 2006

The above referenced Statement of Additional Information is amended as follows:

1.    Name of Trust.  Effective immediately, the Trust shall be known as Madison Mosaic Tax-Free Trust.

2.   Custodian.  The address of the Trust's Custodian is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212.  (The Custodian itself, US Bank, NA, did not change.)

3.  Consummation of Mergers.  The Arizona Tax-Free Fund merged into the Tax-Free National Fund on July 20, 2006 and the Missouri Tax-Free Fund merged into the Tax-Free National Fund on June 22, 2006.  The Arizona and Missouri Tax-Free Funds ceased to be separate series of the Trust as of such respective dates.